                                                                    EXHIBIT 3.25

                                     CHARTER
                                       OF
                       ECC EMERGENCY COVERAGE CORPORATION

         The undersigned natural person, having capacity to contract and acting as the incorporator of a corporation under the Tennessee General Corporation Act, adopts the following charter for such corporation:

         1. Name. The name of the corporation is -
            ECC Emergency Coverage Corporation.

         2. Duration. The duration of the corporation is perpetual.

         3. Address. The address of the principal office of the corporation in the State of Tennessee shall be 1701 United American Plaza, in the City of Knoxville, County of Knox.

         4. Profit. The corporation is for profit.

         5. Purposes. The purpose or purposes for which the corporation is organized are to assist hospitals and related health care organizations by providing emergency care, and to enter into or in any way engage in any and all financial or other transactions of every kind and nature necessary or desirable in connection therewith, and to carry on all such other business or businesses of allied natures as may be necessary or desirable in conducting the principal business or businesses; and to purchase or otherwise acquire, own, mortgage, pledge, sell, assign, transfer or otherwise dispose of, to invest, trade and deal in goods, wares and merchandise and real and personal property of every class and description; and, without limitation by the specificity of the foregoing, to engage in any and all activities necessary or desirable to further any lawful purpose, subject to the provisions of the Tennessee General Corporation Act.

         6. Capital Stock. The maximum number of shares which the corporation shall have the authority to issue is one hundred thousand (100,000) shares of common stock with One Dollar ($1.00) par value per share.

         7. Initial Capital. The corporation will not commence business until a consideration of at least $1,000 has been received for the issuance of shares.

         8. Preemptive Rights. No holder of shares of the capital stock of the corporation of any class or series, or of any securities convertible into or carrying any option to purchase any class or series of the capital stock of the corporation, now or hereafter authorized, shall have any preferential or preemptive rights to subscribe for, purchase or receive any shares of the corporation of any class or series, now or hereafter authorized, or of any options or warrants for such shares, or of any rights to subscribe or purchase such shares, or of any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the corporation.

         9. Indemnification. The corporation may indemnify its directors, officers, employees and agents to the extent and under the circumstances that such indemnification is authorized by law and authorized or required by the by-laws.

         10. Amendment. The corporation reserves the right to amend, alter, change or repeal any provisions contained in this Charter, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         Dated this 13th day of January, 1982.

                                         /s/ Robert S. Talbott
                                        --------------------------------------
                                        Robert S. Talbott, Incorporator

RSTJH5G

                                 DESIGNATION OF
                               REGISTERED AGENT OF
                       ECC EMERGENCY COVERAGE CORPORATION

TO THE SECRETARY OF STATE OF THE STATE OF TENNESSEE:

         Pursuant to the provisions of Section 48-1201 of the Tennessee General Corporation Act, the undersigned incorporator of a domestic corporation being organized under the Tennessee Corporation Act, submits the following statement for the purpose of designating the registered agent for the corporation in the State of Tennessee.

         1.       The name of the corporation is ECC Emergency Coverage
Corporation.

         2. The name and street address of its registered agent in the State of Tennessee is Robert S. Talbott, 1701 United American Plaza, Knoxville, Knox County, Tennessee, 37929.

         This 13th day of January, 1982.

                                        ECC EMERGENCY COVERAGE CORPORATION

                                        By /s/ Robert S. Talbott
                                          ----------------------------------
                                            Robert S. Talbott, Incorporator

RSTJH6G

                                                                     Form No. 28
                                                                 Section 48-1201
                                                                      For Profit
                                                                              or
                                                                  Not For Profit

                        DESIGNATION, REVOCATION OR CHANGE

                                       OF

                                REGISTERED AGENT

                                       OF

                       ECC Emergency Coverage Corporation

To the Secretary of State of the State of Tennessee:

         Pursuant to the provisions of Section 48-1201 of the Tennessee General Corporation Act, the undersigned foreign or domestic corporation or the incorporator or incorporators of a domestic corporation being organized under the Act submit the following statement for the purpose of designating, revoking or changing, as the case may be, the registered agent for the corporation in the State of Tennessee:

1.       The name of the corporation is ECC Emergency Coverage Corporation

         The address of the corporation is 5401 Kingston Pike, Suite 300, Knoxville, Tennessee, 37919

If a foreign corporation, state or country of incorporation N/A

2. 2. The name and street address of its registered agent in the State of Tennessee shall be John R. Staley, Jr., M.D., 5401 Kingston Pike, Suite 300, Knoxville, Tennessee, 37919

Dated:   February 7, 1986.

                                     ECC Emergency Coverage Corporation
                                     -------------------------------------------
                                                         Name of Corporation

                                     By Martha H. McMurry, Treasurer
                                       -----------------------------------------
                                                              (Title)

                   (Incorporator                        N/A
                   or incorporators,   -----------------------------------------
                   if corporation is   -----------------------------------------
                   being organized)    -----------------------------------------

                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                         EMERGENCY COVERAGE CORPORATION

         Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

1.       The name of the corporation is Emergency Coverage Corporation

2.       The text of each amendment adopted is:

                           The principal office of the corporation is 9207 Park West Blvd., Suite 103, Knoxville, TN 37923. The mailing address of the corporation is P. 0. Box 30707, Knoxville, TN 37930.

3.       The corporation is a for-profit corporation.

4. The manner (if not set forth in the amendment) for implementation of any exchange, reclassification, or cancellation of issued shares is as follows:

5.       The amendment was adopted on January 15, 1989 by (the shareholders)

[NOTE: Please strike the choices which do not apply to this amendment.]

6. If the amendment is not to be effective when these articles are filed by the Secretary of State, the date/time it will be effective is

________________________ , 19_______ (date) ________________________ (time).

[NOTE: The delayed effective date shall not be later than the 90th day after the date this document is filed by the Secretary of State.]

2-7-90                                           Emergency Coverage Corporation
-------------------------------                  -------------------------------
Signature Date                                   Name of Corporation

President                                         /s/ John R. Staley
-------------------------------                  -------------------------------
Signer's Capacity                                Signature

                                                 John R. Staley, Jr., M.D.
                                                 -------------------------------
                                                 Name (typed or printed)

                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                       ECC EMERGENCY COVERAGE CORPORATION

TO THE SECRETARY OF STATE OF THE STATE OF TENNESSEE:

         Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

         1. The name of the corporation is ECC Emergency Coverage Corporation.

         2. The text of the amendment adopted is as follows:

         The corporation hereby changes its name to Emergency Coverage Corporation.

         3. The amendment was adopted on the 6th day of November, 1991.

         4. The amendment was duly adopted by the Board of Directors without Shareholder action, such Shareholder action not being required.

         DATED the 11th day of November, 1991.

                                              EMERGENCY COVERAGE CORPORATION

                                              By: /s/ John Staley
                                                  -----------------------------
                                                  JOHN STALEY, M.D.

                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                         EMERGENCY COVERAGE CORPORATION

         Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned Corporation hereby submits the following articles to amend its Charter and states as follows:

         1. The name of the Corporation is Emergency Coverage Corporation.

         2. The text of the amendment adopted is:

                  (a) The Corporation hereby changes its registered agent and office to: W. Dale Amburn, 1716 Clinch Avenue, Knoxville, Tennessee 37916.

                  (b) The Corporation hereby adds the following paragraph to its
Charter: "No director may be sued by the Corporation or its shareholders for breach of his or her fiduciary duty to the Corporation, provided, however, that this provision shall not absolve a director from a breach of his or her duty of loyalty, or acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, or for distributions in violation of T.C.A. Section 48-18-304."

         3. After the changes are made, the street address of the registered office of the Corporation and the business office of its registered agent shall be identical.

         4. The amendment was duly adopted on the 15th day of February, 1993, by the board of directors without shareholder action, as such shareholder action was not required.

                  DATED this 15th day of February, 1993.

                                 EMERGENCY COVERAGE CORPORATION

                                 By:   /s/ John R. Staley, Jr.
                                     ------------------------------------------
                                 Its:     President
                                     ------------------------------------------

         JAMES K. POLK BUILDING
NASHVILLE, TN  37243-0306

      FILING FEE - $10.00; PRIVILEGE TAX - $10.00; TOTAL AMOUNT DUE: $20.00

CURRENT FISCAL YEAR CLOSING MONTH   3             IF DIFFERENT

CORRECT MONTH IS                        THIS REPORT IS DUE ON OR BEFORE 07/01/93

(1) SECRETARY OF STATE CONTROL NUMBER:  0111738 OR FEDERAL EMPLOYER
                                        IDENTIFICATION NUMBER:  62-1130266

(2A) NAME AND MAILING ADDRESS OF CORPORATION:     (2B)  STATE OR COUNTRY OF
                                                        INCORPORATION:

         EMERGENCY COVERAGE CORPORATION                     TENNESSEE
         P.O. BOX 30707

         KNOXVILLE, TN  37930
                                                  (2C)  ADD OR CHANGE MAILING
                                                        ADDRESS:

         D   01/14/1982  FOR PROFIT

(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:

                  9207 PARK WEST BLVD, SUITE 103, KNOXVILLE, TN  37923

      B.  CHANGE OF PRINCIPAL ADDRESS:

                  STREET                    CITY                       STATE            ZIP CODE + 4
                  ------                    ----                       -----            ------------
         1900 Winston Rd., Suite 300        Knoxville                     TN                 37919

 ** BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED **

(4) A. NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

         TITLE             NAME                           BUSINESS ADDRESS              CITY, STATE, ZIP CODE + 4
         -----             ----                           ----------------              -------------------------
         President         John R. Staley, Jr., M.D.      1900 Winston Rd., Suite 300   Knoxville, TN  37919
         Secretary         Margaret W. Seymour            1900 Winston Rd., Suite 300   Knoxville, TN  37919
         Vice-Pres.        Michael L. Hatcher             1900 Winston Rd., Suite 300   Knoxville, TN  37919

B. BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODES) (ATTACH ADDITIONAL SHEET, IF NECESSARY).

         X        Same as above

                  None

         OR LIST BELOW:     NAME        BUSINESS ADDRESS         CITY, STATE, ZIP CODE + 4

(5) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:

                  W. DALE AMBURN

    B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:

                  1716 CLINCH AVENUE, KNOXVILLE, TN  37916

(6) INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:

         (BLOCK 5A AND/OR 5B.) THERE IS AN ADDITIONAL $10.00 FILING FEE AND $10.00 PRIVILEGE TAX FOR A TOTAL OF $20.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION

         A.  CHANGE OF REGISTERED AGENT:

         B.  CHANGE OF REGISTERED OFFICE:

             STREET           CITY            STATE     ZIP CODE + 4     COUNTY

(7)A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW:

                             IF BLANK, OR CHANGE, PLEASE CHECK APPROPRIATE BOX:

                                        PUBLIC
                                        MUTUAL

   B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.

                                        RELIGIOUS

(8)      SIGNATURE:  Margaret W. Seymour            (9)      DATE: 6-1-93


(10)     TYPE/PRINT NAME OF SIGNER:                 (11)     TITLE OF SIGNER:
                     Margaret W. Seymour                       Secretary

                   ** THIS REPORT MUST BE DATED AND SIGNED **

                               ARTICLES OF MERGER

                OF EMERGENCY DEPARTMENT MANAGEMENT SERVICES, INC.

                                      INTO

                         EMERGENCY COVERAGE CORPORATION

                  Pursuant to the provisions of Section 48-21-107 of the Tennessee Business Corporation Act, the undersigned corporations adopt the following Articles of Merger:

                  1. The attached Plan of Merger (Exhibit "A"), was approved by each of the undersigned corporations in the manner prescribed by the Tennessee Business Corporation Act.

                  2. Approval by the Shareholders of each corporation that is a party to the merger is required by the Tennessee Business Corporation Act.

                  3. As to Emergency Department Management Services, Inc., a Tennessee corporation, the plan was duly adopted by the Board of Directors and approved by the written consent of the sole shareholder entitled to vote on December 12, 1995.

                  4. As to Emergency Coverage Corporation, a Tennessee corporation, the plan was duly adopted by the Board of Directors and approved by the written consent of the sole shareholder entitled to vote on December 12, 1995.

                  5. These Articles of Merger shall take effect on December 31, 1995.

                  IN WITNESS WHEREOF, these Articles of Merger are executed and approved on behalf of the parties to the merger by the undersigned, pursuant to the authorization of the directors and the sole shareholder of each corporation.

                  Dated:   December 12, 1995.

                           EMERGENCY DEPARTMENT MANAGEMENT SERVICES, INC.

                           a Tennessee corporation

                           By: /s/ Michael Hatcher
                              -------------------------------------------------
                           Its:     Secretary
                              -------------------------------------------------

                           EMERGENCY COVERAGE CORPORATION

                           a Tennessee corporation

                           By:  /s/ H. Lynn Massengale
                              -------------------------------------------------
                           Its:     President
                              -------------------------------------------------

                                 PLAN OF MERGER

                                       OF

                 EMERGENCY DEPARTMENT MANAGEMENT SERVICES, INC.

                                      INTO

                         EMERGENCY COVERAGE CORPORATION

Pursuant to the provisions of Section 48-21-102 of the Tennessee Business Corporation Act, the undersigned corporations adopt the following Plan of
Merger:

         1.       The name of each corporation planning to merge is:

                  (a)      Emergency Department Management Services, Inc.

                  (b)      Emergency Coverage Corporation

         2.       The name of the surviving corporation is:

                  (a)      Emergency Coverage Corporation

         3. The name of the corporation whose shares will be issued in connection with the merger is.

                  (a)      Emergency Coverage Corporation

         4.       The terms and conditions of the merger are:

                  (a) Agreement to Merge. Emergency Department Management Services, Inc., and Emergency Coverage Corporation agree to execute and deliver to the Tennessee Secretary of State for filing Articles of Merger which shall provide that Emergency Coverage Corporation shall be the surviving corporation in the Merger.

                  (b) Effective Date of Merger. Effective date of the Merger shall be December 31, 1995.

                  (c) Management of Surviving Corporation. The surviving corporation, Emergency Coverage Corporation, shall be managed by a Board of Directors consisting of two Directors.

                  (d) Costs and Expenses. The constituent corporations shall bear their own costs and expenses in connection with due diligence and other related activities preliminary to the Merger. Provided, however, that the surviving corporation shall bear all legal and accounting costs and expenses associated with the preparation and filing of the Articles of Merger, Plan of Merger and all other related documents.

                  (e) Effect of the Merger. As of the effective date of the Merger, the separate existence of Emergency Department Management Services. Inc., shall cease and all property owned by it shall be vested in Emergency Coverage Corporation without reversion or impairment and all liabilities of the non-surviving corporation shall be vested in the surviving corporation. The surviving corporation shall possess and enjoy all the rights, privileges, immunities, powers and franchises, both of a public and a private nature, and be subject to all restrictions, disabilities, duties, debts, and liabilities of the non-surviving corporation.

         5. The manner and basis of converting the shares of the merging corporation into securities, cash, or other property of the surviving corporation is as follows: The sole shareholder of Emergency Department Management Services, Inc. shall receive ten (10) shares of the common stock of Emergency Coverage Corporation in exchange for all of the issued and outstanding shares of common stock of Emergency Department Management Services, Inc., held by such shareholder.

Dated:   December 12, 1995.

                         EMERGENCY COVERAGE CORPORATION

                         By:  /s/ H. Lynn Massingale
                             --------------------------------------------
                         Its: President
                             --------------------------------------------
                         EMERGENCY DEPARTMENT MANAGEMENT SERVICES, INC.

                         By:  /s/ Michael Hatcher
                             --------------------------------------------
                         Its: Secretary
                             --------------------------------------------

                  APPLICATION FOR USE OF ASSUMED CORPORATE NAME

                                       OF

                         EMERGENCY COVERAGE CORPORATION

TO THE SECRETARY OF STATE OF THE STATE OF TENNESSEE:

Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act, the undersigned corporation hereby applies for the right to transact business under an assumed corporate name:

1.       The true name of the corporation is Emergency Coverage Corporation.

2.       The corporation was organized under the laws of Tennessee.

3. The corporation intends to transact business under an assumed corporate name.

4. The assumed corporate name which it proposes to use is: Emergency Department Management Services, Inc.

         Dated    12-21, 1995.

                                              EMERGENCY COVERAGE CORPORATION

                                              By: /s/ Michael L. Hatcher
                                                 -----------------------------
                                                 Michael L. Hatcher, Secretary

                                      -1-